Exhibit 99.1

ReNew Power Announces Filing of a Public Proxy Statement/Prospectus on Form F-4 in Connection With Its Proposed Business Combination with RMG Acquisition Corp. II

Gurgaon, India—ReNew Power (“ReNew” or “the Company”), India’s leading renewable energy company, and RMG Acquisition Corporation II (“RMG”) (NASDAQ: RMGB), a publicly-traded special purpose acquisition company sponsored by Riverside Management Group, today announced the filing of a public proxy statement/prospectus on Form F-4 by ReNew Energy Global plc with the U.S. Securities and Exchange Commission (“SEC”) in connection with their recently announced proposed business combination. While the proxy statement/prospectus has not yet become effective and the information contained therein is subject to change, it provides important information about ReNew’s business and operations, proposed business combination with RMG and the proposals to be considered by the RMG shareholders. The current filing can be accessed here: https://www.sec.gov/Archives/edgar/data/0001848763/000119312521164239/d102215df4.htm

Completion of the business combination, which is expected to close early in the third quarter of 2021, is subject to approval by RMG shareholders and other customary closing conditions, including the proxy statement/prospectus being declared effective by the SEC. The combined company will be led by Sumant Sinha, Founder, Chairman and Chief Executive Officer of ReNew.

ReNew is expected to receive approximately $610 million in net proceeds, enabling the company to fully fund its planned expansion through 2025. After the business combination is effected, existing ReNew shareholders will hold approximately 70% of the combined company. The transaction includes a fully committed, upsized $855 million PIPE from investors that include BlackRock, BNP Paribas Energy Transition Fund, Mr. Chamath Palihapitiya, Sylebra Capital, TT International Asset Management Ltd, TT Environmental Solutions Fund and Zimmer Partners, as well as $345 million of gross cash held in trust by RMG.

Additional information about the transaction can be viewed here: https://renewpower.in/investor-relations/

About ReNew Power

ReNew Power is India’s leading renewable energy independent power producer by capacity and is the 13th largest global renewable IPP by operational capacity. ReNew develops, builds, owns, and operates utility-scale wind energy projects, utility-scale solar energy projects, utility-scale firm power projects and distributed solar energy projects. As of March 31, 2021, ReNew Power had a total capacity of close to 10 GW of wind and solar energy projects across India, including commissioned and committed projects. ReNew has a strong track record of organic and inorganic growth. ReNew’s current group of stockholders contain several marquee investors including Goldman Sachs, CPP Investments, Abu Dhabi Investment Authority, GEF SACEF and JERA.

About RMG Acquisition Corporation II

RMG Acquisition Corporation II (NASDAQ: RMGB) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. RMG II raised $345 million in its December 14, 2020 IPO, which was upsized due to strong demand and included the underwriters’ full over-allotment option. RMG II is sponsored and led by the management team of Jim Carpenter, Bob Mancini, and Phil Kassin, who together have over 100 years of combined principal investment, operational, transactional, and CEO and public company board level leadership experience. RMG II intends to capitalize on the ability of its management team to identify, acquire and operate businesses across a broad range of sectors that may provide opportunities for attractive long-term risk-adjusted returns. www.rmgacquisition.com/

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, ReNew Global and RMG II filed a preliminary proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) on May 17, 2021 and intend to file a definitive proxy statement/prospectus as well as any amendments required. The preliminary and definitive proxy statements/prospectuses and other relevant documents will be sent or given to the shareholders of RMG II as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Shareholders of RMG II and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with RMG II’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination because the proxy statement/prospectus will contain important information about RMG II, ReNew and the proposed business combination. When available, the definitive proxy statement/prospectus will be mailed to RMG II’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: RMG Acquisition Corporation II, 50 West Street, Suite 40C, New York, NY 10006, Attention: Secretary, telephone: (212) 785-2579. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

RMG II, ReNew Global, ReNew and their respective directors and executive officers may be deemed participants in the solicitation of proxies from RMG II’s shareholders in connection with the business combination. RMG II’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of RMG II in RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A filed with the SEC on May 11, 2021 in connection with RMG II’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RMG II’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement/prospectus that ReNew Global and RMG II filed with the SEC, and any amendments thereto.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding RMG II’s proposed business combination with ReNew, RMG II’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of RMG II and ReNew and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RMG II or ReNew. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the shareholders of RMG II or ReNew is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to ReNew; the amount of redemption requests made by RMG II’s shareholders; the overall level of consumer demand for ReNew’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of ReNew’s customers; ReNew’s ability to implement its business strategy; changes in governmental regulation, ReNew’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ReNew’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of ReNew’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on ReNew and its suppliers and customers; ReNew’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, RMG II’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect RMG II’s or ReNew’s financial results is included from time to time in RMG II’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements/prospectuses that RMG II files with the SEC in connection with RMG II’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or RMG II’s or ReNew’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RMG II nor ReNew presently know, or that RMG II and ReNew currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RMG II’s and ReNew’s expectations, plans or forecasts of future events and views as of the date of this press release. RMG II and ReNew anticipate that subsequent events and developments will cause their assessments to change. However, while RMG II and ReNew may elect to update these forward-looking statements at some point in the future, RMG II and ReNew specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing RMG II’s or ReNew’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This press release should not be considered as an advertisement, invitation, offer, sale or solicitation of an offer to subscribe for or purchase any securities, whether by way of private placement or to the public in India nor shall it or any part of it form the basis of or be relied on in connection with any contract, commitment or any investment decision in relation thereto in India.

Securities will not be offered or sold, and have not been offered or sold, in India by means of any offering document or other document or material relating to the securities, directly or indirectly, to any person or to the public in India. This communication or any offering memorandum or prospectus (or equivalent disclosure document) produced in connection with the offering of securities is not an offer document or an offering circular or a “private placement offer cum application letter” or a “prospectus” under the Companies Act, 2013, as amended, the Securities and Exchange Board of India (Issue of Capital and Disclosure Requirements) Regulations, 2018, as amended or any other applicable law in India. This announcement has not been and will not be registered as a “prospectus” or a statement in lieu of prospectus in respect of a public offer, information memorandum or “private placement offer cum application letter” or any other offering material with any Registrar of Companies in India or the Securities and Exchange Board of India or any other statutory or regulatory body of like nature in India, save and except for any information relating to the securities which is mandatorily required to be disclosed or filed in India under any applicable laws, and no such document will be circulated or distributed to any person in India.

Press Enquiries

Arijit Banerjee

arijit.banerjee@renewpower.in

+91 9811609245

Madhur Kalra

Madhur.kalra@renewpower.in

+91 9999016790

Investor Enquiries

Caldwell Bailey

ICR Inc.

IR@renewpower.in